Exhibit 99.1
Comerica Incorporated
Investor Day
Thursday, March 9, 2006
St. Regis Hotel

7:00 a.m. — 8:00 a.m.	Registration / Continental Breakfast with Executive Management
Penthouse Room

8:00 a.m. — 8:15 a.m.	Welcome
Ralph Babb
Chairman & CEO

8:15 a.m. — 8:45 a.m.	Retail Bank
Connie Beck
Executive Vice President

8:45 a.m. — 9:15 a.m.	Wealth & Institutional Management
Dennis Mooradian
Executive Vice President
Chairman & CEO, Munder Capital Management

9:15 a.m. — 9:45 a.m.	Business Bank
Joe Buttigieg
Vice Chairman

9:45 a.m. — 10:00 a.m.	Break

10:00 a.m. — 10:20 a.m.	Credit Administration
Dale Greene
Executive Vice President

10:20 a.m. — 10:40 a.m.	Finance
Beth Acton
Executive Vice President & CFO

10:40 a.m. — 11:10 a.m.	Texas Market
Chuck Gummer
President, Texas Market

11:10 a.m. — 11:40 a.m.	Western Market
Mike Fulton
President, Western Market

11:40 a.m. — 12:00 p.m.	Closing Comments / Wrap-up
Ralph Babb
Chairman & CEO

March 9, 2006

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward- looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica: It's Working Ralph Babb Chairman & CEO

The Right Strategy To deliver attractive returns to our shareholders over time by: Exporting our expertise to higher growth markets Continued investments to grow the Retail Bank and Wealth & Institutional Management Building and enhancing customer relationships Improving risk management processes Holding ourselves accountable

Comparative Financial Performance 2004 2005 % Chg Revenues $2,667 $2,898 9% Net interest income 1,810 1,956 8% Non-interest income 857 942 10% Provision for Loan Losses $ 64 $ (47) N/M Expenses $1,493 $1,666 12% Net Charge-offs $ 194 $ 110 -43% Tier 1 Common Equity Ratio 8.13% 7.86% Return on Equity 15.03% 16.90% Diluted EPS $ 4.36 $ 5.11 17% $ in millions except per share data N/M = Not Meaningful

Growth

Balance

Relationships

Risk Management

Accountability

Retail: At the Starting Gate Connie Beck Executive Vice President

Retail Bank Today 41% of average deposits 13% of average loans 18% of net income 704,000 Personal Banking customers 89,000 Small Business customers 376 banking centers

It'll Be Different We're Building a Retail Bank... Beside a Business Bank

Our Leveraged Retail Business Strategy Target segments Small businesses Entrepreneurs / business owners Affluent & emerging affluent Expanding a proven model Texas Western Florida Matching branch capacity with demand

Focused on Segments that Suit our Sweet Spot Why not mass market? Because our target segments give us better: Growth Deposits Profitability Match to our talent Need fewer banking centers Natural segment overlap: Small business owners are also emerging affluent

Our Plan's in Place

I. Energizing Sales: Small Business Banking Small Business Lending Customized underwriting Loans Small Business Banking Comprehensive relationships Centralized administration Prospecting

Traditional Branch Bankers Operations focus Service excellence Sales & Service Leaders Expert sales management Centralized administration Micro-business focus I. Energizing Sales: Sales & Service Leaders

II. Applying Technology to Tie Everyone Together Name TRiO CLC Function Sales Consumer Loan Customer Service Banker Enablement Productivity Risk Management ETA 2nd Q 2006 4th Q 2006

TRiO Tying Relationships, Interactions and Opportunities Sales reporting Relationship management Opportunities and pipeline Customer needs assessment Automated follow-up

CLC Consumer Loan Center Loan applications Auto-decisioning Compliance reporting Automatic loan document preparation

III. Building National Platforms Efficiency Consistency Enabling Growth People Products Process

IV. Expanding Access Points: In Just the Right Places Wealth Middle Market Personal Banking Small Business Requires commitment from at least 3 of 4 lines of business Banking Centers

We're Outpacing Our Plan 2004 Goal* Projected 2006* Number of new banking centers Number of new banking centers 50 59 % outside Michigan % outside Michigan 65% 90% Accretion points Accretion points 18 months Better Deposit Mix Balanced mix of deposits Balanced mix of deposits 46% Retail 39% Business 15% WIM * For the 2004-2006 time period

Plan Western Texas 1 709583.33 899639.79 2 1419166.67 8029388.19 2 1419166.67 3882296.88 3 2128750 4 2838333.33 7268754.82 6046965.55 4 2838333.33 4137410.98 5 3547916.67 3453509.44 14718085.87 6 4257500 7 4967083.33 16291606.66 8 5676666.67 9 6386250 10 7095833.33 11 7805416.67 12 8515000 15506520.28 16458678.62 12 8515000 10433772.52 12 8515000 16210548.4 12 8515000 12891609.39 13 9307916.67 29709391.33 9934574.16 13 9307916.67 14 10100833.33 31781514.18 49942657.91 14 10100833.33 13947487.24 15 10893750 16 11686666.67 17 12479583.33 18 13272500 19 14065416.67 20 14858333.33 21 15651250 Exceeding Our Goals

MI TX AZ CA FL Revenue 0.66000000013148 0.16 0.01 0.15 0.02 MI TX AZ CA FL Revenue 0.46 0.19 0.05 0.23 0.07 Growing in the Growth Markets 2005 2010 Projected 376 Banking Centers 512 Banking Centers

Banking Centers in Growth Markets

How You'll Know It's Working Net New Customers Sales Management Cross-sell of core products Sales per day Customer Satisfaction Banking Centers Accretive Within 18 Months Financial Growth Loans and deposits Better balance

This Will Work Strategy fits Team being assembled Plans complete Metrics defined Accountabilities clear ...Time to execute

Wealth & Institutional Management: On the Right Path Dennis Mooradian Executive Vice President

On the Right Path to Growth Driving new business with investment performance, customer satisfaction and sales focus Just getting started ...still ample opportunities within our client base and in growing markets Making gains in efficiency and improving margins in our fee businesses

Private Banking Trust Investment Management Brokerage & Insurance Revenue 0.32 0.37 0.15 0.16 Four Legs to the Stool 2005 Revenue* *Revenue excludes net gain on sale of Framlington

Improving Margin in our Fee Businesses Private Banking Trust Investment Management Brokerage & Insurance Revenue 0.66 0.14 0.12 0.08 2004 Net Income 2005 Net Income* *Excludes net gain on sale of Framlington Private Banking Trust Investment Management Brokerage & Insurance Revenue 0.55 0.23 0.2 0.02

We Win Business With: Strong investment performance Good customer service Customized, flexible solutions

We Win Business With Strong Performance Comerica Asset Management All Cap Lipper Large Cap Growth Median Dividend Income Lipper Income Median 2005 13.39% 5.64% 4.86% 3.48% 3 Year Annualized Ended 12/31/05 20.71% 12.75% 17.99% 8.61% 5 Year Annualized Ended 12/31/05 2.24% -3.98% 13.73% 3.96%

We Win Business With Strong Performance Morningstar Ratings 12/31/2005 12/31/2005 12/31/2005 Overall Rating 3 Year Rating 5 Year Rating Munder Balanced 4 4 3 Munder Internet 4 4 N/A Munder Large-Cap Core Growth 4 4 4 Munder Micro-Cap Equity 5 5 5 Munder Mid-Cap Core Growth 5 4 5 Munder Power Plus 4 4 N/A Munder Small-Cap Value 5 4 5

We Win Business With Strong Performance Munder Highlights for 2005 Mid-Cap Core #1 Lipper Small-Cap Value and Micro-Cap closed at capacity Retail Mutual Fund Sales +140% Retail Mutual Fund Assets +42% Retail Cost of Sales Cut by 50% Barron's 2005 Ranking of Mutual Fund Families: #3 for the past 5 years

We Win Business With Good Customer Service Private Banking Overall 81% Private Banker 86% Personal Trust/Inv. Management Overall 72% Trust & Estate Manager / Portfolio Manager 76% Comerica Securities Overall 67% Financial Consultant 70% Note: Percentages reflect combined scores of "6" & "7" on a 7-point scale (7=Very Satisfied; 1=Very Dissatisfied) Source: Wealth & Institutional Management Client Survey 2004 (proprietary telephone survey conducted by MORPACE International).

We Win Business With Customized, Flexible Solutions Customized Financial Planning Fiduciary & Investment Professionals in the Market Flexible Local Credit Facility Highly Productive Inst'l / HNW Brokers Closely Held Business: Evaluation and Disposition Charitable and Foundation

We're Rolling Out Higher Impact Tactics Compensation Plans Training Active Human Resource Management Technology Upgrades New Products Co-locating Common Sales & Relationship Leadership Effective Intrabank Partnering Reengineered Brokerage Service Model People Process Products

We Are Just Getting Started... Current Client Penetration MI TX AZ CA Brokerage / Retail Deposit 6.4% 3.5% 0% 2.2% Personal Trust / Middle Mkt 2.1% 0.8% 0% 0.6%

We Are Just Getting Started... Market Penetration Market Households with Investable Assets Over $1 Million CMA Households with Investable Assets Over $1 Million CMA % in Market S. California 191,194 1,227 0.6% N. California 101,725 5,429 5.3% Southeast MI 60,803 20,468 33.7% Dallas 55,754 3,870 6.9% Houston 44,310 1,056 2.4% Phoenix Area 39,765 81 0.2% Ft. Lauderdale 21,570 61 0.3% Naples 7,643 106 1.4%

We Are Making Progress... 2004 2005 YOY% Loans $ 3,342 $ 3,495 4.6% Deposits $ 2,547 $ 2,596 1.9% Trust & Investment Assets $ 133,838 $ 145,380 8.6% Non-interest Income * $ 301 $ 323 7.3% Headcount 1,610 1,521 -5.5% Number of Producers 599 626 4.6% * 2005 Non-interest Income excludes the $55 million net gain on sale of Framlington Period-end dollars in millions

Doing More With Less 2004 2005 YOY% Assets/FTE * $ 83,129 $ 95,582 15.0% Assets/Producer * $ 223,551 $ 232,142 3.8% Revenues/FTE $ 279,651 $ 311,051 11.2% Revenues/Producer $ 752,039 $ 755,456 0.5% New Annualized Fees/FTE $ 3,098 $ 16,563 436.6% New Annualized Fees/Producer $ 8,331 $ 40,227 382.8% Loans & Deposits/FTE * $ 3,658 $ 3,872 5.9% Loans & Deposits/Producer * $ 9,836 $ 9,403 -4.4% * Period-end balances in thousands Efficiency Metrics

We're On the Right Path Growth rates faster than the other major business lines Large fee component adds balance It's a relationship driven business Risk management remains a key focus Success and progress depend on accountability

Business Bank: Driving Growth Joe Buttigieg Vice Chairman

Our Model's Competitive Edge The marketplace recognizes that our relationship banking model is the cornerstone of our commercial lending business We've built a national platform and proven our ability to export our expertise to new markets We offer the same capabilities of much larger banks but with superior customer service of smaller banks

Midwest Region Florida Texas Western Region Geography 18.1 1.1 3.636 11.84 Midwest & Other $18.1B 52% Western $11.9B 34% Texas $3.6B 11% Florida $1.0B 3% 2005 Average Loans Outstanding: $34.6B How We Deploy the Model: For Balance

Middle Market Speciality Businesses Nat'l Dealer Svcs Global Corp Banking Commercial Real Estate Line of Business 14.6 5.4 4.1 5 5.5 Specialty Businesses* $5.4B 16% Middle Market $14.7B 42% Commercial Real Estate $5.5B 16% Global Corp Banking $4.9B 14% Nat'l Dealer Services $4.1B 12% 2005 Average Loans Outstanding: $34.6B * Specialty Businesses include: Entertainment, Energy, FSD, Leasing & TLS How We Deploy the Model: For Growth

$ in millions It's Working

Middle Market Lender Metrics - 2005 * Michigan includes Other Markets (1) National median Account Load for Peer Banks is 35 accounts per relationship manager

* Excludes FSD Business Bank Loan Growth Will Be Solid

As We Steer Towards Geographic Balance Building New Banking Centers Continuing our expansion in growth markets Shifting Resources Re-allocating resources to the growth areas (people, banking centers, technology) Internationally our focus will be on reverse investment in the U.S. from Asia and Europe

As We Expand Our Cross Sales * New system fully available in 2005

New Technology Investments

Comerica Business Connect℠



My Services
Click on the service to launch. Click for more info.
Treasury Management
Account Transfers
ACH
Balance Reporting
Bank Statements
Check Services
Image Positive Pay
Wire Transfer
Institutional Services & Investments
Custom Reports
Institutional Trust Custody Services
Institutional Benefit Payment Services
Retirement Plan Services
Global Services
Foreign Exchange Online
ACH
Credit & Risk Management
Commercial Loans
Dealer Services
Interest Rate Risk Management
Data Vault
TBD
Comerica
Comerica Business Connect

Comerica Bank

We listen. We understand. We make it work.®

10

We're On The Right Path Growth and balance opportunities reside in the Texas, Western and Florida markets where the economic outlook is strong Proven ability to export relationship banking model to new markets Continue to enhance our already strong ability to manage credit risk Ensure that all levels of the organization are accountable for our results

Credit: Process Improvement Dale Greene Executive Vice President

What Changes Have We Made? New and updated policies Nationalized our Special Asset function New, more quantitatively based risk models Credit Loss Forecasting model Migration studies Cost effective tools to enhance efficiency and data integrity Independent Asset Quality Review function

We Have Seen Significant Improvement 2001 2002 2003 2004 2005 NPA's 627 579 538 339 162 2001 2002 2003 2004 2005 Net Charge-offs 189 481 365 194 110 2001 2002 2003 2004 2005 Loans Transferred 702 733 660 332 222 2001 2002 2003 2004 2005 Watch list loans 0.132 0.1 0.082 0.055 0.044

We Have Seen Significant Improvement 2001 2002 2003 2004 2005 NPA's 627 579 538 339 162

We Have Seen Significant Improvement 2001 2002 2003 2004 2005 Loans Transferred 702 733 660 332 222

We Have Seen Significant Improvement 2001 2002 2003 2004 2005 Net Charge-offs 189 481 365 194 110

We Have Seen Significant Improvement 2001 2002 2003 2004 2005 Watch list loans 0.132 0.1 0.082 0.055 0.044

Asset Quality Review Separately staffed unit reporting directly to CEO Reviews all businesses on a periodic basis Assesses credit quality and administration Full reports reviewed by board committees Action plan required to address recommendations

We've Added New Tools New Risk Rating Models More quantitative while still allowing for qualitative factors Loss Forecasting Model Assists in portfolio analysis and charge off assessment Stress Testing Portfolio sensitivity to change in factors Migration Several studies completed, allowing analysis down to the business unit level

Supported by Major New Technology Data Capture at Origination and Risk Rating (DCORR) New technology Used to generate loan approval and underwriting documents Integrates new risk rating system Streamlines the process More efficient production of documents Consistent data capture Electronic distribution Implementation Throughout 2006

How It Works: Allowance for Loan and Lease Losses Individual Reserves FASB 114 analysis Individual loan analysis Standard Reserves Probability of Default: Migration studies, bond mapping Loss Given Default: Studies by market Standard Incremental Reserves Industry or LOB segments Loss experience

How It Works: Allowance for Loan and Lease Losses Retail Reserves Quantitative Loss estimates Unallocated Reserves New business migration Margin for imprecision Off Balance Sheet Reserves Unfunded commitments Letters of credit

How We're Managing Automotive Period end dollars in $billions. Automotive-Related Lending Automotive-Related Lending Automotive-Related Lending Automotive-Related Lending Automotive-Related Lending Automotive-Related Lending Automotive-Related Lending Automotive-Related Lending Automotive-Related Lending December 31 December 31 December 31 December 31 December 31 December 31 December 31 Exposure Exposure Exposure Outstandings Outstandings Outstandings 2005 2004 2005 2004 Dealer $ 6.6 $ 5.6 $ 4.8 $ 4.2 Other Automotive: - Domestic Ownership 3.3 3.7 2.0 2.1 - Foreign Ownership 1.5 1.8 0.7 0.7 Total Other Automotive 4.8 5.5 2.7 2.8

Automotive Credit Trends Automotive Credit Trends Automotive Credit Trends Automotive Credit Trends Automotive Credit Trends Automotive Credit Trends Automotive Credit Trends Automotive Credit Trends Automotive Credit Trends 4Q05 3Q05 2Q05 1Q05 4Q04 3Q04 2Q04 1Q04 Nonaccrual Loans $22 $38 $44 $67 $74 $85 $78 $105 Loans Transferred to Nonaccrual * 0 13 26 3 16 30 0 35 Net Credit-related Charge-offs ** 4 7 7 3 4 11 5 6 $ in millions * Based on analysis of nonaccrual loans with book balances greater than $2 million. ** Includes net charge-offs on loans and credit losses on lending-related commitments. How We're Managing Automotive

Here's the Bottom Line We have achieved a significant improvement in credit quality and believe we will continue to experience good credit quality through the cycle by the use and further development of our portfolio tools and models.

Finance: Enabling Growth Beth Acton Chief Financial Officer

Financial Targets Over a Cycle Revenues 6 - 8% Non-interest Expenses 4 - 5% Net Charge-offs 35 - 50 bps Tier 1 Common Equity Ratio 7 - 8% Return on Equity 15 - 18% EPS Growth 7 - 10%

2006 Trends Compared to 2005 Mid-to-high single digit average loan growth Mid-single-digit average loan growth excluding Financial Services Division loans Average full year net interest margin of about 4.00% Provision for credit losses consistent with credit-related charge-offs of 25-30 basis points of average loans Low-single digit non-interest income growth, excluding net gain on sales of businesses Non-interest expenses relatively unchanged Active capital management

Interest Rate Risk Management Advantageous asset/funding mix 85% of loans are variable rate Non-interest bearing deposits (37% of total deposits) are more valuable in a higher interest rate environment 22% of total deposits are non-interest bearing deposits from traditional businesses and consumers 15% of total deposits are non-interest bearing deposits from Financial Services Division customers Limited exposure to loan pre-payment risk Actively managing interest rate sensitivity

Net Interest Margin Contribution


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4Q00
4Q01
4Q02
4Q03
4Q04
4Q05
Interest Rate Spread
Fed Funds

Comerica Bank
We listen. We understand. We make it work.

5

Net Interest Margin Contribution 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 Interest Rate Spread 0.0328 0.0299 0.0288 0.028 0.0265 0.0263 0.0271 0.0269 0.0256 0.0249 0.0231 0.0222 0.024 0.0242 0.0227 0.024 0.0257 0.0269 0.0281 0.0287 0.0276 Impact of Loan Fees 0.0019 0.0024 0.0025 0.0023 0.0023 0.0025 0.0027 0.0024 0.0026 0.0026 0.0029 0.0026 0.0027 0.0025 0.0026 0.0026 0.0027 0.0022 0.0024 0.0023 0.0023

Net Interest Margin Contribution 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 Interest Rate Spread 0.0328 0.0299 0.0288 0.028 0.0265 0.0263 0.0271 0.0269 0.0256 0.0249 0.0231 0.0222 0.024 0.0242 0.0227 0.024 0.0257 0.0269 0.0281 0.0287 0.0276 Impact of Loan Fees 0.0019 0.0024 0.0025 0.0023 0.0023 0.0025 0.0027 0.0024 0.0026 0.0026 0.0029 0.0026 0.0027 0.0025 0.0026 0.0026 0.0027 0.0022 0.0024 0.0023 0.0023 Impact of Free Funds 0.0134 0.0125 0.0112 0.0095 0.008 0.0069 0.0061 0.0064 0.0067 0.0058 0.0058 0.0055 0.005 0.005 0.0055 0.006 0.0069 0.0077 0.0088 0.0099 0.0106

Net Interest Margin Contribution 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 Interest Rate Spread 0.0328 0.0299 0.0288 0.028 0.0265 0.0263 0.0271 0.0269 0.0256 0.0249 0.0231 0.0222 0.024 0.0242 0.0227 0.024 0.0257 0.0269 0.0281 0.0287 0.0276 Impact of Loan Fees 0.0019 0.0024 0.0025 0.0023 0.0023 0.0025 0.0027 0.0024 0.0026 0.0026 0.0029 0.0026 0.0027 0.0025 0.0026 0.0026 0.0027 0.0022 0.0024 0.0023 0.0023 Impact of Free Funds 0.0134 0.0125 0.0112 0.0095 0.008 0.0069 0.0061 0.0064 0.0067 0.0058 0.0058 0.0055 0.005 0.005 0.0055 0.006 0.0069 0.0077 0.0088 0.0099 0.0106 Positive Swap Impact Negative Swap Impact

Investing to Enable Growth 2005 Projects*: Banking Center expansion Banking Center technology (TRiO) Credit Risk project (DCORR) Image Exchange 2006 Projects*: Banking Center expansion Treasury Management product enhancements Infrastructure upgrades * Projects of $3 million or more capitalized cost

Capital Strength Provides Flexibility Capital remains at high end of target range (7-8% Tier 1 Common Equity Ratio) Consistent dividend growth 37 consecutive years of annual dividend increases Attractive dividend yield Supporting future growth Excess capital returned to shareholders Purchased 9 million shares in 2005 ($526 million)

Returning Capital to Shareholders * Excluding Framlington gain, 2005 dividend payout was 44% and total payout was 108%. Chart excludes Imperial Bancorp prior to 2001 and all restructuring charges. Buyback Dividend '95 0.816 0.383 '96 1.698 0.364 '97 0.826 0.353 '98 0.594 0.34 '99 0.35 0.344 '00 0.36 0.342 '01 0.544 0.393 '02 0.908 0.557 '03 0.57 0.528 '04 0.96 0.48 '05* 1.04 0.43 Historical Total Payout Average = 79% Dividends = 41% Buyback = 38%

It's Working Growth Balance Relationships Risk Management Accountability

Texas: Strategy for Focused Growth Chuck Gummer President - Texas Market

Texas: A Highly Targeted Approach Focused sales in select markets Quality people, superior service Strong reputation as business bank Investments that fit the market

We're Making Progress Dec. '05 Growth Avg Loans '04 - '05 Business Bank $ 3,914 17% Retail Bank 974 6% W&IM 459 (3%) Texas Market $ 5,347 13% In $millions

Plenty of Opportunity to Grow We're in growing, pro-business markets Dallas, Houston, Austin Our small piece of this large market is an opportunity We'll continue growing share with a highly focused approach Room to grow relationships with business customers We're continuing to capitalize on cross sell opportunities Our capabilities fill a need in these markets Big bank products and services with community bank delivery

Deposits Dallas: 3% Houston: 1% Austin: 1% W&IM Dallas: 6% Houston: 2% Austin: 2% Middle Market and Small Business Plenty of Opportunity to Grow Market Share

Target Markets are Growing 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Texas 0.022 0.0201 0.02 0.021 0.021 0.02 0.014 0.023 0.018 0.017 0.017 0.0204 Dallas 0.025 0.027 0.03 0.033 0.033 0.03 0.021 0.038 0.022 0.02 0.02 Houston 0.02 0.018 0.021 0.022 0.025 0.025 0.016 0.028 0.025 0.021 0.021 Austin 0.041 0.043 0.04 0.036 0.04 0.044 0.036 0.056 0.021 0.022 0.026 US 0.012 0.012 0.0012 0.012 0.012 0.012 0.009 0.013 0.01 0.01 0.01 Michigan 0.006 0.008 0.009 0.005 0.004 0.005 0.004 0.007 0.004 0.004 0.003 Changing Workforce Population

Expanding Access Points in Three Target Markets 2004 2005 2006 Dallas 32 34 37 Houston 15 20 23 Austin 5 5 5 Total Texas 52 59 65

Growth Follows Service Quality 2003 2004 2005 East 4485 4733 5347 West 30.6 38.6 34.6 North 45.9 46.9 45 December average loans in $millions +6% +13%

Our Strategy to Deepen Relationships Executing a cross-discipline approach toward existing and potential clients Focusing on capturing the personal relationships of business owners Being value-adding advisors and anticipating product and service needs Being the quality service leaders

Upstream Midstream Services Line 1 Off White Black Light Blue Medium Blue Dark Blue Light Red Medium Red Dark Red Yellow Orange Brown Tan White Lt Gray Medium Gray Dark Gray Very Dark Gray Black Right Hash Mark Vertical Hash Mark Left Hash Mark Rain Pattern Bright Red Bright Yellow Bright Green Bright Light Blue Bright Dark Blue Pastel Red Pastel Yellow Pastel Green Pastel Light Blue Pastel Dark Blue Muted Red Muted Yellow Muted Green Muted Light Blue Muted Dark Blue Misc Green 1 Misc Green 2 Misc Green 3 Misc Green 4 Misc Green 5 White Black White Black Purple BrightRed BrightYellow BrightGreen BrightLightBlue BrighDarkBlue Fuchsia DarkPurple LightPurple 1993 53 0 0 2 1994 82 0 0 2.1 1995 137 0 0 3.6 1996 196 0 0 5.6 1997 279 0 0 8.5 1998 338 0 0 0.9 1999 299 0 0 6.1 2000 298 0 0 5.2 2001 342 31 0 8.6 2002 395 50 23 10.5 2003 444 59 54 14.7 2004 476 103 123 18 2005 561 214 219 21 2006 656 250 256 25 2007 754 287 294 31 2008 844 321 329 36 A Leader In Energy Lending End of Period Loans o/s ($MM) Pretax Pre-Provision Income ($MM) Services - Oilfield supply, manufacturers, and contractors Midstream - Oil and gas pipelines, gathering, and processing Upstream - Oil and gas exploration and production

Our Strategy Fits Comerica's Goals Growth Balance Relationships Risk Management Accountability

Why We'll Continue to Win in Texas Focused sales in select markets Quality people, superior service Strong reputation as business bank Investments that fit the market

Western Market: Strategy for Focused Growth Mike Fulton President - Western Market

Strategy for Focused Growth Highly focused on select customers Strategically located in attractive growth markets Products and services of a big bank with the personal touch of a small bank Superior service, response, senior management visibility

Dec. '05 Growth Avg Loans '04 - '05 Business Bank $10,544 12% Retail Bank 672 8% W&IM 1,059 12% Western Market (excluding FSD) $12,275 12% FSD 2,501 107% Total Western Market $14,776 21% $ in millions We're Making Strong Gains

We See More Opportunity Only hold small share of sizeable market Opportunities for our highly focused, service oriented bank to capture share in markets dominated by mass retailers California - 50% of deposit market share from 3 banks; remaining market share spread over 330 institutions Arizona - 66% of deposit market share from 3 banks; remaining market share spread over 78 institutions

We're in the Right Markets 2004 2005 2006 N. California 30 34 37 S. California 20 24 31 Arizona 1 3 6 Total Western 51 61 74

We're On the Right Street Corners *Counties ranked by concentration of middle market, small business and investment management customers.

Investing for Accelerated Growth We're adding: New banking centers Personnel Wealth & Institutional Management Small Business Banking local foreign owned companies A rep office in Shanghai, China

Our Financial Services Division Is On Track Depository services to title, escrow and related real estate segments 500 customers Average DDA deposits up 11% to $5.9 billion Average total deposits up 16% to $8.5 billion Fully staffed

Technology and Life Sciences Sets New Record National business with twelve offices in the U.S. and Canada, located in the top technology centers Full banking relationships with early and later stage technology, biotechnology and venture capital firms 2,000 customers Average loan growth of 35%; outstandings now exceed $1 billion Strong core deposits of $2.9 billion Warrant positions in over 500 companies

Our Confidence is High In the right markets Focused on the right segments Ready to deliver accelerated growth

Comerica: It's Working Ralph Babb Chairman & CEO

The Right Strategy Exporting our expertise to higher growth markets Continued investments to grow the Retail Bank and Wealth & Institutional Management Building and enhancing customer relationships Improving risk management processes Holding ourselves accountable

APPENDIX

By Business Segment Midwest & Other Western Texas Florida FL Net income 1729 909 319 58 0.02 By Business Segment Business Bank Retail Bank W&IM CA FL Net income 1673 815 527 0.15 0.02 2005 Total Revenues: $2.9 Billion By Business Segment* By Market Segment* Business Bank $1.7B 56% Retail Bank $815MM 27% W&IM** $527MM 17% Midwest & Other** $1.7B 57% Western $909MM 30% Texas $319MM 11% Florida $58MM 2% * Net of Finance / Other: ($113) million ** Includes the financial impact related to the sale of Framlington Group

By Business Segment Midwest & Other Western Texas Florida FL Net income 495 314 88 16 0.02 By Business Segment Business Bank Retail Bank W&IM CA FL Net income 649 161 103 0.15 0.02 2005 Net Income: $861 Million By Business Segment* By Market Segment* * Net of Finance / Other: ($52) million ** Includes the financial impact related to the sale of Framlington Group Business Bank $649MM 71% Retail Bank $161MM 18% W&IM** $103MM 11% Midwest & Other** $495MM 54% Western $314MM 34% Texas $88MM 10% Florida $16MM 2%

2005 Average Loans

By Business Segment Western Florida Midwest & Other Texas FL Net income 2.6 0.5 0.7 0.2 0.02 Franchise Distribution* Toyota / Lexus 18% Ford 16% Daimler Chrysler 14% Honda / Acura 14% General Motors 11% Nissan / Infinity 6% Other European 6% Other Asian 6% Other 9% 2005 Average Loans Outstanding: $4.1 billion Midwest & Other $0.7B 17% Western $2.7B 65% Texas $0.2B 5% Florida $0.5B 13% Geographic Dispersion * Based on 12/31/05 period-end outstandings. National Dealer Services

Loan Net Charge-offs by Line of Business

Loan Net Charge-offs by Industry Concentration (based on Standard Industrial Classification code) Net % of Net % of Chg-offs Total Net Chg-offs Total Net FY 2005 Chg-offs FY 2004 Chg-offs Airline Transportation $ 39 35% $ 12 6% Automotive 16 15 25 13 Services 12 10 30 15 Contractors 9 9 27 14 Real Estate 8 8 8 4 Consumer Non-durables 6 5 - - Manufacturing 4 4 20 11 Entertainment 4 3 3 1 Technology-related - - 23 12 Wholesale Trade - - 19 10 Retail Trade - - 18 9 Other 12 11 9 5 Total $110 100% $194 100% $ in millions

2005 Average Deposits

Financial Services Division Data FY FY 4Q05 3Q05 2005 2004 Balance Sheet Non-interest bearing $5.9 $6.4 $5.9 $5.3 Interest bearing 2.6 2.6 2.6 2.0 Average deposits $8.5 $9.0 $8.5 $7.3 Average loans $2.8 $2.3 $1.9 $0.9 Non-interest Expenses Customer services $19 $29 $69 $23 Average Rates FSD loans (primarily low-rate) 0.38% 0.42% 0.45% 0.53% FSD interest bearing deposits 3.38 3.04 2.91 1.53 Balance sheet data in $billions; Non-interest Expense data in $millions

Expected Economic Growth - 2006 3.25% 3.5 - 4.5% 3.5 - 4.5% 2.5 - 3.5% 0 - 1% 3 - 4% U.S. GDP AZ GSP CA GSP FL GSP MI GSP TX GSP

Projected Population Growth: 2005 to 2015 U.S. Census Bureau U.S. AZ CA FL MI TX Annual Percent Change

Debt Ratings